                                                                  EXHIBIT 10.5

                      CUSTODIAL PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AGREEMENT AND SECURITY AGREEMENT (the "Pledge Agreement") dated January 15, 1998, by and between LIFECORE BIOMEDICAL, INC., a Minnesota corporation (the "Pledgor"), NORWEST INVESTMENT SERVICES, INC., a Minnesota corporation (the "Custodian") and FIRST BANK NATIONAL ASSOCIATION, a national banking association ("Secured Party").

                                     RECITALS

     WHEREAS, the Pledgor and the Secured Party have executed and delivered that certain credit agreement dated the date hereof ("Credit Agreement") pursuant to which the Secured Party has agreed to lend to the Pledgor the principal amount of $5,000,000, or such lesser amount as is advanced pursuant to the terms of the Credit Agreement, and the Pledgor has agreed to secure its obligations under the Credit Agreement to the Secured Party pursuant to the terms of this Pledge Agreement.

     NOW, THEREFORE, for and in consideration of the above premises, the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor, the Custodian and the Lender agree as follows:

1. THE PLEDGE. The Pledgor does hereby pledge, hypothecate, assign, transfer to the Secured Party and grant the Secured Party a continuous and continuing security interest in and to all of its right, title and interest, now owned and hereinafter acquired, in and to the property described on
SCHEDULE I attached hereto and made a part hereof, now or hereafter held by the Custodian pursuant to any agreement or account (the "Custodial Accounts"):

     a. All stocks, bonds, debentures, certificates of deposit, commercial paper, letters of credit, securities, whether certificated or uncertificated, United States Treasury bills and securities and other documents, instruments and obligations described on SCHEDULE I attached hereto, howsoever evidenced and where and howsoever held, whether by book entry, certificate or otherwise, in the physical possession of the Secured Party or the Custodian or in a Depository Trust Company or a Federal Reserve Bank in the name of or for the account of the Pledgor, Secured Party or Custodian or otherwise;

     b. All securities, instruments, and other property, rights or interests of any description at any time issued or issuable as an addition to, in substitution or exchange for or with respect to the items described in subsection (a) above, including, without limitation, shares issued as dividends or as the result of any reclassification, split-up, or other corporate reorganization;

     c. All cash, proceeds, revenues, profits, dividends, interest or other income or property, accrued and hereafter accruing, received, receivable or otherwise distributed in respect of, in exchange for or upon the sale or other disposition of any or all of the property described in subsections (a) and (b) above;

     d. Property of every kind and description in which the Pledgor has or may acquire an interest, now or hereafter in the control of the Secured Party for any reason, including, without limitation, instruments, money, documents or other property deposited with or delivered to the Secured Party as collateral, for safekeeping or for collection or exchange for other property, and all dividends and distributions on, or other rights in connection with such

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          property; and all general intangibles (as defined in the Minnesota
          Uniform Commercial Code), now owned or hereafter acquired by the Pledgor; and

     e. All records, books, ledgers, computer tapes, disks, printouts and other information in whatsoever form with respect to any of the collateral described in subsections (a), (b), (c) and (d) above.

All of the above-described property shall be referred to herein as "Collateral".

2. SECURITY INTEREST PARAMOUNT. The Pledgor hereby directs the Custodian to recognize, and the Custodian hereby recognizes, that the pledge and security interest and the rights in the Collateral granted to the Secured Party hereunder are paramount and shall modify and supersede any obligations or agreements regarding the Collateral between the Pledgor and the Custodian.

3. SECURED OBLIGATION. The pledge and security interest granted herein is given to secure payment and performance of all and singular of the following (all of which are referred to collectively herein as the "Secured
Obligation"):

     a. That certain Promissory Note dated of even date herewith in the original principal amount of Five Million Dollars ($5,000,000) executed by Pledgor and payable to the order of Secured Party, together with each extension, renewal, modification, substitution and change in form thereof which may be from time to time and for any term or terms effected between the holder(s) and any party primarily obligated thereon without notice to other parties;

     b. All of Pledgor's indebtedness, obligations and liabilities under that certain Credit Agreement (the "Credit Agreement") dated the date hereof between the Pledgor and the Secured Party, and all other indebtedness, obligations and liabilities of the Pledgor to Secured Party, including all future loans and advances, whether direct or indirect, absolute or contingent, joint or several, howsoever owned, held or acquired by the Secured Party and howsoever evidenced, presently existing and hereafter arising; and

     c. All amounts expended or incurred by the Secured Party in exercising any rights or remedies consequent on any default, including without limitation, court costs, attorneys' fees and expenses in connection with the enforcement of this Pledge Agreement whether or not suit has been filed.

4. DELIVERY OF SUBSTITUTE COLLATERAL. The Pledgor shall deliver promptly to the Secured Party, in the exact form received, all securities and other property which comes into the possession, custody or control of such party or an agent thereof which has been issued as an addition to, substitution or exchange for, proceeds of or with respect to the Collateral, provided that all profits, dividends, interest and other income (but not principal or proceeds, which shall be paid to Secured Party pursuant to the terms of the Credit Agreement) distributed in respect of the Collateral may be received and retained by Pledgor unless an Event of Default has occurred and is continuing.

5. PROXIES, STOCK POWERS, OTHER ENDORSEMENTS. Upon demand by Secured Party, the Pledgor shall execute, assign, and endorse all proxies, applications, acceptances, stock powers, chattel paper, documents, instruments or other evidences of payment or writing constituting or relating to any of the Collateral. All such assignments and endorsements shall be in form and substance satisfactory to the Secured Party and its counsel.

6. ACTIONS NOT AFFECTING PLEDGE. The Secured Party may (and the Secured Party is hereby authorized to make from time to time, without notice to anyone) without impairing or affecting the pledge and security interest granted hereby:

                                       2

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     a.   Sell, pledge, surrender, compromise, settle, release, renew, extend, grant an indulgence, alter, substitute, change, modify, or otherwise dispose of any of the Secured Obligation or any contract evidencing the same or any part thereof or any security therefor;

     b. Accept additional security for or additional parties or other guarantors upon any of the Secured Obligation or release any portion of the Collateral or any maker, endorser, security or guarantor or other party liable on any portion of the Secured Obligation; and

     c. Apply any and all payments it receives on account of the Secured Obligation and the proceeds of the Collateral or any other security therefor against any item or items of Secured Obligation as the Secured Party, in its sole discretion, may determine, whether the same shall then be due or not.

7.   WARRANTIES AND REPRESENTATIONS OF PLEDGOR.

     a. POWER AND AUTHORITY TO PLEDGE. Pledgor has full power and authority to execute and deliver this Pledge Agreement and to perform its obligations hereunder.

     b. ENFORCEABILITY. This Pledge Agreement is the legal, valid and binding obligation of Pledgor, enforceable against Pledgor according to its terms, subject only to bankruptcy, insolvency, moratorium, reorganization or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to applicable equitable principles.

     c. TITLE TO COLLATERAL. Pledgor warrants and represents to Secured Party that it holds title to the Collateral free and clear of any liens, pledges or encumbrances, except liens or encumbrances in favor of Secured Party, and no financing statement or registration of pledge covering all or any part of the Collateral is on file in any public office or private office, except those in favor of Secured Party.

     d. NO RESTRICTIONS. Except as disclosed to the Secured Party in writing, the Collateral is not subject to a stockholder agreement, option agreement, buy-sell agreement or other restriction of any kind upon the sale thereof. If all or any portion of the Collateral is subject to any stockholder agreement, buy-sell agreement, option agreement or other agreement of any kind, Pledgor shall furnish to Secured Party copies of all such agreements and any amendments, modifications, or supplements thereto.

     e. SECURITY INTEREST IS CONTINUING. The Pledgor agrees and acknowledges that the pledge and security interest granted hereby is a continuing security interest and shall continue in full force and effect notwithstanding that from time to time no Secured Obligation may exist. Except as expressly provided herein, the Secured Party shall release its interest in the Collateral only upon payment in full of all Secured Obligation and termination of any and all obligations of the Secured Party to make advances to or on behalf of the Pledgor under the Credit Agreement or any other document.

8. EVENTS OF DEFAULT. An Event of Default as defined in the Credit Agreement shall constitute an "Event of Default" hereunder.

9. SECURED PARTY'S RIGHT TO SELL COLLATERAL. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall be entitled to sell any or all of the Collateral, without prior demand or notice and without notice of the time or place of sale, all of which are hereby expressly waived to the extent allowed by law. Such sale(s) may be made, at the Secured Party's sole and exclusive discretion, on any Exchange or other market where such business is then transacted, or at public auction or private sale, with or without advertising. The Pledgor hereby expressly authorizes the

                                     3

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Secured Party, after the occurrence of and during the continuance of an Event of Default, to sell any or all of the Collateral through one or more of the Custodial Accounts without first registering the Collateral in the Secured Party's name, provided, however, that the Secured Party may, in its sole discretion, after the occurrence of and during the continuance of an Event of Default, cause all or any portion of the Collateral to be registered in its name and to receive all dividends, interest and other distributions thereon and apply the same to the Secured Obligation in such order as it shall deem appropriate. The Secured Party may limit such sales to purchasers who are acquiring for investment and not with any view to distribution and may condition any such sale or sales upon restrictions against future transfers to the extent that the Secured Party or counsel for the Secured Party shall deem necessary to protect the Lender from any liability under the Securities Act of 1933, the Securities Exchange Act of 1934, the Minnesota securities laws, and any like or similar laws now or hereafter in effect. Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement and exercise of the Secured Party's rights under this SECTION 9, all of the Pledgor's rights, title and interest in and to the Custodial Accounts with respect to the Collateral shall terminate and any agreements between the Pledgor and the Custodian with respect thereto shall be null and void.

10. WAIVER OF REDEMPTION; NO LIABILITY FOR VALUE DECLINE. Any and all sale(s) of Collateral held by the Secured Party pursuant to SECTION 9 above shall be free from any right of redemption, which is hereby expressly waived by the Pledgor. In addition, the Secured Party shall have no liability for any increase or decrease in the value of any of the Collateral at any time.

11. APPLICATION OF SALES PROCEEDS. The proceeds of the sale(s) of the Collateral under SECTION 9 above shall be applied as follows:

     a. First, to the payment of all expenses incurred by the Secured Party hereunder, including all costs and expenses of collection, whether or not a suit has been filed, including but not limited to, all sales commissions, brokers' fees and reasonable attorneys' fees;

     b. Second, to the satisfaction of the Secured Obligation in such order as the Secured Party in its sole discretion shall determine;

     c. Third, to the payment of any other amounts required by applicable law (including, but without limitation, Section 336.9-504(1)(c) of the Minnesota Uniform Commercial Code); and

     d. Fourth, any balance then remaining shall be paid to the Pledgor, unless it is the subject of tax lien or levy, attachment, restraining order, injunction or other such distraint.

12. DEFICIENCY. If the Secured Obligation is not satisfied in full by the proceeds of the sale(s) of any or all of the Collateral, the Pledgor shall remain liable thereon and the Secured Party may recover any deficiency therefrom.

13. RIGHTS CUMULATIVE. All remedies of the Secured Party hereunder are in addition to any remedies afforded the Secured Party under the Note, the Credit Agreement or any other document or under law. All remedies are cumulative and may be exercised by the Secured Party concurrently or consecutively. No failure or omission of the Secured Party to exercise any such right or remedy shall constitute a waiver thereof.

14. CUSTODIAN AS AGENT FOR SECURED PARTY. By delivery of this fully executed Pledge Agreement to the Custodian, the Pledgor notifies the Custodian that the Collateral in the Custodial Accounts described in SECTION 1 hereof is subject to the pledge and security interest of the Secured Party granted hereby in the Collateral is now and shall be held by the Custodian as agent for the Secured Party for the purposes of perfecting and enforcing the pledge and security interests granted to the Secured Party hereunder and disposing of the Collateral pursuant to the terms hereof.

                                       4

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15.  DUTY OF CARE.  The Custodian shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral by accounting for all money and things of value received by it upon or in respect thereof. In addition, the Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties or to protect, preserve or maintain any security interest given to secure the Collateral. Further, neither the Custodian nor the Secured Party shall be obligated to take any action to exercise any rights, warrants, puts, calls or other options in respect of any Collateral, to present any coupons for payment to effect redemption of, or make any presentment, protest, notice of protest, notice of dishonor upon any Collateral or otherwise protect any optional right or rights thereon.

16. PLEDGE AGREEMENT GOVERNS. The provisions of any custodial or brokerage agreement between the Custodian and the Pledgor which are not consistent with the terms and provisions of this Pledge Agreement and the rights and interests of the Secured Party granted hereunder with respect to the Collateral shall be suspended and be of no force and effect so long as this Pledge Agreement remains in effect.

17. ACCOUNT FEES; INDEMNIFICATION OF SECURED PARTY. All fees, costs and expenses due or to become due in connection with the maintenance of the Custodial Accounts shall at all times remain the responsibility of the Pledgor, without charge to the Secured Party, and the Secured Party shall have no liability whatsoever in the event of a dispute or claim by the Custodian against the Pledgor upon any matter arising out of, or related to, any of the Custodial Accounts.

18. INDEMNIFICATION. The Pledgor indemnifies and holds the Secured Party harmless from any and all claims, causes of action, suits, controversies, executions and demands whatsoever, in law or equity, by or on behalf of each of them or any third party, arising from or in connection with the Collateral or the Custodial Accounts by virtue of the pledge and security interest granted to the Secured Party hereunder.

19. NO RIGHT TO TERMINATE OR MODIFY. The Pledgor and Custodian shall not be entitled to amend, modify, terminate or otherwise change the terms of the Custodial Agreements with respect to the Collateral except as expressly set forth herein without the prior written consent of the Secured Party to the specific change or modification requested which consent shall be limited to that specific request only.

20. NO OTHER PLEDGE, SET-OFF OR ASSIGNMENT. The Custodian shall not allow any assignment, pledge or security interest in favor of itself or any other party to attach to any of the Collateral, except those in favor of the Secured Party without the express written consent of the Secured Party nor shall it exercise any right of set-off it may have or debit any of the Collateral in respect of any claim it may assert against the Pledgor.

21. ATTORNEY-IN-FACT. The Secured Party is authorized and is hereby appointed as attorney-in-fact for the Pledgor for the purpose of executing all stock certificates, stock or bond powers, coupons, releases, notifications of transfer or other evidence of redemption or transfer which may be required of the Pledgor to sell any or all of the Collateral at any time after an Event of Default has occurred and is continuing. The Custodian is hereby empowered to guarantee any and all such signatures by the Secured Party as if made by the Pledgor.

22. INDEMNIFICATION OF CUSTODIAN. The Pledgor, jointly and severally if more than one, indemnifies, holds and saves the Custodian harmless of and from all claims, causes of action, suits, controversies, executions and demands whatsoever, in law or equity, by or on behalf of each of them or any third party arising from or in connection with Custodian's compliance with the terms of this Pledge Agreement, other than arising out of Custodian's gross negligence or willful misconduct.

                                      5

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23.  CUSTODIAL ACCOUNT REPORTS AND INFORMATION; CONTENTS OF ACCOUNT; NOTATION
ON ACCOUNT. The Pledgor hereby irrevocably authorizes and directs the Custodian to provide Secured Party with monthly information regarding Collateral in the Custodial Accounts through written or oral reports or direct computer access, as the Secured Party, in its sole discretion, shall request. In addition, the Custodian is authorized and directed to furnish Secured Party with a copy of the monthly asset analysis it prepares with regard to Collateral in each of the Custodial Accounts as soon as the same shall become available, together with all other information and reports supplied to the Pledgor in connection with Collateral in each Custodial Account at the same time such information is furnished to such party. Custodian warrants to Secured Party that all assets listed on SCHEDULE I are held in the Custodial Accounts as of the date of this Agreement. Custodian further warrants that it has marked its records to show the security interest in the Collateral in the Custodial Accounts in favor of Secured Party.

24. DELIVERY OF COLLATERAL TO SECURED PARTY. Upon notice from the Secured Party that it is exercising its rights under SECTION 9 of this Pledge Agreement, the Custodian shall (and is hereby irrevocably authorized and directed by the Pledgor) deliver to the Secured Party all of the Collateral together with all appropriate assignments and endorsements in blank or to the order of the Secured Party, whereupon the Custodial Agreements and the rights of the parties thereunder with respect to the Collateral shall terminate and be of no further effect; provided, however, that the Pledgor shall have sole liability for all fees and expenses in connection with the Custodial Accounts remaining unpaid as of the date of such termination.

25. HOLDING OF COLLATERAL. All Collateral shall be held by the Custodian in one of these ways:

     a. As a physical certificate in the Custodian's possession. It shall either be a bearer certificate or shall be in the name of or endorsed to the Custodian or its nominee.

     b. As an uncertificated or book-entry security registered on the books of the issuer of the security or of a Federal Reserve Bank in the name or nominee name of the Custodian for the benefit of its customers.

     c. As an asset in an account of the Custodian with a clearing corporation containing only customer securities.

     d. As an asset held in the Custodian's name with a bank, trust company or registered broker-dealer that has delivered to the Custodian a written confirmation of the Custodian's ownership of that asset.

26. TREATMENT OF FINANCIAL ASSETS. The Custodian and Pledgor agree that each asset consisting of Collateral now or later held in the Custodial Account(s) shall be treated as a "financial asset" under the Uniform Commercial Code. That agreement is made for the benefit of the Secured Party, and cannot be canceled or changed without the written consent of the Secured Party.

27.  MISCELLANEOUS.

     a. WAIVERS, AMENDMENTS. The provisions of this Pledge Agreement may from time to time be amended, modified, or waived, if such amendment, modification or waiver is in writing and signed by the Secured Party, and as to amendments and modifications by Pledgor and Custodian. No failure or delay on the part of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Pledgor in any case shall entitle it to any notice or demand in similar or other circumstances.

                                           6

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     b.   NOTICES.  All communications and notices provided under this Pledge
          Agreement shall be in writing and addressed or delivered to the parties hereto at their respective addresses set forth below, or to any party at such other address as may be designated by such party in a notice to the other parties. Any notice shall be deemed given upon the first Business Day after the placing thereof in the United States mail, postage prepaid, if addressed as follows:

          Pledgor:
          Lifecore Biomedical, Inc.
          3515 Lyman Boulevard
          Chaska, Minnesota 55318

          Secured Party:
          First Bank National Association
          300 Prairie Center Drive
          Eden Prairie, Minnesota 55344

          Custodian:
          Norwest Investment Services, Inc.
          608 Second Avenue South
          Minneapolis, Minnesota 55479

     c. COSTS AND EXPENSES. The Pledgor agrees to reimburse the Secured Party upon demand for, all reasonable out-of-pocket expenses (including attorneys fees and legal expenses) in connection with the Secured Party's enforcement of the obligations of the Pledgor hereunder, whether or not suit is commenced including, without limitation, attorneys fees, and legal expenses in connection with any appeal of a lower court's order or judgment. The obligations of the Pledgor under this SECTION 25c shall survive any termination of this Pledge Agreement.

     d. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such portion or unenforceability without invalidating the remaining provisions of this Pledge Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.

     e. CROSS-REFERENCES. References in this Pledge Agreement or in any document executed in connection herewith to any Section are, unless otherwise specified, to such Section of this Pledge Agreement.

     f. HEADINGS. The various headings of this Pledge Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Pledge Agreement or any provisions hereof.

     g. GOVERNING LAW; VENUE. This Pledge Agreement shall be deemed to be a contract made under and governed by the laws of the State of Minnesota. The parties hereto each consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Pledge Agreement, waives any argument that venue in such forums is not convenient and agrees that any litigation instigated by any party hereto against the Secured Party in connection herewith shall be venued in either the State or Federal District Courts for the District of Minnesota.

     h. RECITALS INCORPORATED. The recitals to this Pledge Agreement are incorporated into and constitute an integral part of this Pledge Agreement.

                                           7

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     i.   MULTIPLE COUNTERPARTS.  This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

     j. AGREEMENT BINDING. This Pledge Agreement shall be binding upon the beneficiaries, heirs, estates, personal representatives, successors and assigns of the Pledgor and the death, insolvency, bankruptcy, release of the Pledgor shall not release or discharge any other borrower, endorser, or guarantor from liability hereunder; provided, however, that the rights of the Pledgor hereunder may not be assigned without the prior written consent of the Secured Party.

     k. SURVIVAL OF REPRESENTATIONS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Pledge Agreement.

                              [Signature page follows]


                                          8

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     IN WITNESS WHEREOF, the parties hereto have executed this Pledge
Agreement on the day and year first above written.

                                   PLEDGOR:
                                   LIFECORE BIOMEDICAL, INC.

                                   By:  /s/ Dennis J. Allingham
                                       ---------------------------------------
                                   Name: Dennis J. Allingham
                                   Title: Executive Vice President and Chief
                                            Financial Officer


                                   SECURED PARTY:
                                   FIRST BANK NATIONAL ASSOCIATION

                                   By:  /s/ Therese L. Knutson
                                      ----------------------------------------
                                   Name: Therese L. Knutson
                                   Title: Vice President


                                   CUSTODIAN:
                                   NORWEST INVESTMENT SERVICES, INC.

                                   By:       /s/  BeBe Gersbach
                                      ----------------------------------------
                                   Name:     BeBe Gersbach
                                         -------------------------------------
                                   Title:    Vice President
                                         -------------------------------------

                                          9

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                              SCHEDULE I


The Collateral consists of the following investment securities held at Norwest Investment Services, Inc. in account number 02142396:


                                            MATURITY      PAR
       SECURITY                 CUSIP         DATE       VALUE

CIT GROUP HOLDINGS INC        125569DH3      4/30/98   1,000,000
INTL LEASE FINANCE MED TERM   45974VPA0      5/1/98    1,000,000
ASSOC CORP N.A.               046003FH7      8/15/98   1,000,000
FORD MTR CR MTN BE            345402BG5      9/8/97    2,000,000
INTL LEASE FIN CORP           459745AK1      10/1/98   1,000,000